Exhibit 10.5


                      AMENDMENT TO REIMBURSEMENT AGREEMENT

         This Amendment to Reimbursement Agreement (the "Amendment") is entered into as of the 20th day of July, 2000, between SunTrust Bank (formerly known as SunBank/South Florida, National Association and SunTrust Bank, South Florida, National Association) (the "Bank") and HEICO Aerospace Corporation (formerly known as HEICO Corporation) (the "Company"), a Florida corporation, for the purpose of amending the SunBank Reimbursement Agreement dated as of February 28, 1994, as heretofore amended, including, without limitation, by an Amendment to SunBank Reimbursement Agreement dated as of March 1, 1995 and by an Amendment to and Extension of Reimbursement Agreement dated as of February 28, 1999 (collectively, the "Agreement") between the Bank and the Company as provided herein.

         WHEREAS, the Bank issued its Irrevocable Letter of Credit No. F4896 (now No. F070082) on February 28, 1994 (the "Letter of Credit") to secure the payment of the $1,980,000 Broward County, Florida Industrial Development Revenue Bonds (HEICO Corporation Project), Series 1988, which Letter of Credit was extended effective February 28, 1999 to February 28, 2004; and

         WHEREAS, the Company has requested that the Bank agree to certain modifications to the terms of the Agreement, and the bank is willing to agree to such modifications;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. All terms used herein in capitalized form and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

         A. Section 2(c)(ix) of the Agreement is hereby amended in its entirety to read as follows:

(ix) on each anniversary date of this Agreement (the "Anniversary Date"), a fee equal to 0.875% of the Stated Amount of the Letter of Credit on the Anniversary Date;

         B. Section 25 of the Agreement is hereby deleted in its entirety.

         SECTION 3. Limited Scope. Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

         SECTION 4. No Claims. AS A MATERIAL INDUCEMENT FOR THE BANK TO AMEND THE AGREEMENT PURSUANT TO THIS AMENDMENT, THE COMPANY COVENANTS WITH AND WARRANTS UNTO THE BANK, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST THE BANK RELATING IN ANY WAY TO THE INDENTURE, THE LOAN AGREEMENT THE AGREEMENT OR OTHER ASSOCIATED DOCUMENTS, THROUGH THE DATE HEREOF, OR THE OBLIGATION OF THE COMPANY TO PAY OR PERFORM ALL OBLIGATIONS TO THE BANK EVIDENCED BY THE AGREEMENT OR OTHERWISE.

         SECTION 5. Waiver. AS A MATERIAL INDUCEMENT FOR THE BANK TO AMEND THE AGREEMENT PURSUANT TO THIS AMENDMENT, THE COMPANY DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH THE COMPANY EVER HAD, NOW HAS OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE COMPANY HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER RELATING IN ANY WAY TO THE INDENTURE, THE AGREEMENT AND OTHER ASSOCIATED LOAN DOCUMENTS, THROUGH THE DATE HEREOF. THE COMPANY FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS IS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA.

         SECTION 6. Waiver of Trial By Jury. THE BANK AND THE COMPANY HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION THEREWITH, UNDER ANY ASSOCIATED DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. THE COMPANY ACKNOWLEDGES THAT THE WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN ACCEPTING THIS AMENDMENT, AND THAT THE BANK WOULD NOT HAVE ACCEPTED THIS AMENDMENT WITHOUT THIS JURY TRIAL WAIVER. THE COMPANY ACKNOWLEDGES THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND UNDERSTANDS THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTUES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE BANK HAS IN NO WAY AGREED WITH OR REPRESENTED TO THE COMPANY OR ANY OTHER PARTY THAT THE


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

PROVISIONS OF THIS JURY TRIAL WAIVER WILL NTO BE FULLY ENFORCED IN ALL
INSTANCES.

         SECTION 7. Effective Date. This Amendment shall take effect on July 20, 2000.

         SECTION 8. Counterpart. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the Issuer and the Bank have executed this Amendment by their respective duly authorized representatives, all as of the date first written above.

                                            HEICO AEROSPACE CORPORATION
                                            (formerly known as HEICO
                                            Corporation)



                                            By_______________________________
                                            Name: Thomas S. Irwin
                                            Title:  Treasurer

                                            By:  _____________________________
                                            Title:

                                            SUNTRUST BANK (formerly known as
                                              SunBank/South Florida, National
                                              Association and SunTrust Bank,
                                              South Florida, National
                                              Association)

                                            By:  _____________________________
                                            Name:  Carol F. Fine
                                            Title: Vice President


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

                  By execution below, the following entities consent to the execution of this Amendment to Reimbursement Agreement and each agrees to remain bound by its Guaranty (as defined in the Agreement).

                  Dated as of this 20th day of July, 2000.

JET AVION HEAT TREAT                        JET AVION CORPORATION
  CORPORATION

By:__________________________               By:___________________________
Name:  Thomas S. Irwin                      Name:  Thomas S. Irwin
Its:     Treasurer                          Its:    Treasurer


HEICO CORPORATION                           LPI INDUSTRIES CORPORATION


By: ________________________                By: ___________________________.
Name:  Thomas S. Irwin                      Name:  Thomas S. Irwin
Its:     Treasurer                          Its:    Treasurer


HEICO-NEWCO, INC.                           AIRCRAFT TECHNOLOGY, INC.


By: _________________________               By: ____________________________
Name:  Thomas S. Irwin                      Name:  Thomas S. Irwin
Its:     Treasurer                          Its:    Treasurer



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